UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2004

Asyst Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	000-22430 (Commission File Number)	94-2942251 (IRS Employer Identification Number)

48761 Kato Road, Fremont, California (Address of Principal Executive Offices)	94538 (Zip Code)

Registrant’s telephone number, including area code: (510) 661-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 23, 2004, Asyst Technologies, Inc. issued a press release titled “ASYST TECHNOLOGIES RESOLVES CONTRACT DISPUTE; QUARTERLY FILING STILL DELAYED PENDING CLOSING OF BOOKS AT ASYST SHINKO JOINT VENTURE.” That press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02, including the exhibit hereto furnished under Item 2.02, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit
Number	Description
99.1	Press release titled “ASYST TECHNOLOGIES RESOLVES CONTRACT DISPUTE; QUARTERLY FILING STILL DELAYED PENDING CLOSING OF BOOKS AT ASYST SHINKO JOINT VENTURE”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASYST TECHNOLOGIES, INC.

Date: November 29, 2004	By:	/s/ Steve Debenham

Steve Debenham
Vice President, Secretary, and
General Counsel

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release titled “ASYST TECHNOLOGIES RESOLVES CONTRACT DISPUTE; QUARTERLY FILING STILL DELAYED PENDING CLOSING OF BOOKS AT ASYST SHINKO JOINT VENTURE”

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